Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Propex Fabrics Inc., a Delaware corporation (the “Corporation”), hereby constitutes and appoints Joseph F. Dana and Philip D. Barnes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K (or other appropriate form) for the year ended December 31, 2005, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 23rd day of March, 2006.

/s/ William C. Oehmig
William C. Oehmig

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Propex Fabrics Inc., a Delaware corporation (the “Corporation”), hereby constitutes and appoints Joseph F. Dana and Philip D. Barnes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K (or other appropriate form) for the year ended December 31, 2005, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 23rd day of March, 2006.

/s/ George W. Henderson, III
George W. Henderson, III

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Propex Fabrics Inc., a Delaware corporation (the “Corporation”), hereby constitutes and appoints Joseph F. Dana and Philip D. Barnes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K (or other appropriate form) for the year ended December 31, 2005, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 23rd day of March, 2006.

/s/ Hunter Nelson
Hunter Nelson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Propex Fabrics Inc., a Delaware corporation (the “Corporation”), hereby constitutes and appoints Joseph F. Dana and Philip D. Barnes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K (or other appropriate form) for the year ended December 31, 2005, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 23rd day of March, 2006.

/s/ Jean-Pierre L. Conte
Jean-Pierre L. Conte

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Propex Fabrics Inc., a Delaware corporation (the “Corporation”), hereby constitutes and appoints Joseph F. Dana and Philip D. Barnes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K (or other appropriate form) for the year ended December 31, 2005, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 23rd day of March, 2006.

/s/ Richard D. Paterson
Richard D. Paterson

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Propex Fabrics Inc., a Delaware corporation (the “Corporation”), hereby constitutes and appoints Joseph F. Dana and Philip D. Barnes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K (or other appropriate form) for the year ended December 31, 2005, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 23rd day of March, 2006.

/s/ Robert T. Ladd
Robert T. Ladd

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Propex Fabrics Inc., a Delaware corporation (the “Corporation”), hereby constitutes and appoints Joseph F. Dana and Philip D. Barnes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K (or other appropriate form) for the year ended December 31, 2005, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 23rd day of March, 2006.

/s/ Donald G. Mercer
Donald G. Mercer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Propex Fabrics Inc., a Delaware corporation (the “Corporation”), hereby constitutes and appoints Joseph F. Dana and Philip D. Barnes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K (or other appropriate form) for the year ended December 31, 2005, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 23rd day of March, 2006.

/s/ Gene G. Stoever
Gene G. Stoever

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Propex Fabrics Inc., a Delaware corporation (the “Corporation”), hereby constitutes and appoints Joseph F. Dana and Philip D. Barnes, and each of them (with full power to each of them to act alone), the undersigned’s true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned’s behalf and in the undersigned’s name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation’s Annual Report on Form 10-K (or other appropriate form) for the year ended December 31, 2005, together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 23rd day of March, 2006.

/s/ John C. Thornton
John C. Thornton